EQUITY TRANSACTION	9 Months Ended
Sep. 30, 2025
Stockholders' Equity Note [Abstract]
EQUITY TRANSACTION
NOTE 6 - EQUITY TRANSACTION

a.	Stock options

In February 2025, the Board of Directors approved the grant of 230 thousand options to officers and senior executives of the Company under the terms and conditions of the 2012 and 2022 Stock Option Plans. The grants have an exercise price of $29.93 per share, a grant date fair value of $2,444 thousand.

In August 2025, the Board of Directors approved the grants of the following options to officers and senior executives of the Company under the terms and conditions of the 2022 Stock Option Plans:

i.	50 thousand options with an exercise price of $29.93 per share, a grant date fair value of $842 thousand.
ii.	50 thousand options with an exercise price of $38.91 per share, a grant date fair value of $798 thousand.
iii.	110 thousand options with an exercise price of $38.27 per share, a grant date fair value of $1,892 thousand

The above share-based awards will vest over four years, of which 25% shall vest after 12 months of the date of grant; and 6.25% shall vest at the end of each 3 months after the first anniversary of the date of grant. The fair value of share-based awards is estimated using the Black-Scholes valuation model and is recognized as stock base compensation expense over the requisite service period, net of estimated forfeitures. The fair value of the share-based awards for the nine months ended September 30, 2025 was estimated using the following assumptions: (1) expected volatility of 50.0%, (2) expected option life of 4.61 years, (3) risk free interest rate ranging to 3.67% to 4.30% and (4) dividend yield of 0%. As of September 30, 2025, the total unrecognized compensation expense is $6,162 with a weighted average unrecognized compensation period of 1.77 years.

b.	Increase authorized shares

At a special shareholder meeting in March 2025, TAT’s shareholders approved the increase of its authorized share capital from 13,000,000 to 15,000,000.

c.	Public offering

On June 3, 2025, the Company completed a public offering of 1,625,000 of its ordinary shares, no par value per share, at a public offering price of $26.00 per share for gross proceeds of $42.3 million. The issuance costs incurred were $2.8 million, hence, generating net proceeds of $39.4 million.

In addition, 2,525,000 ordinary shares were sold by existing shareholders as part of the same offering.

On June 26, 2025, the underwriters exercised in full their option to purchase an additional 242,298 ordinary shares from the Company and 380,202 ordinary shares from selling stockholders at offering price of $26.00. The issuance costs incurred were $0.4 million. This resulted in additional net proceeds of approximately $6.0 million to the Company.

The net proceeds for the Company from this public offering after issuance costs is $45.4 million.